InforMedix Holdings, Inc

OTC BB: **IFMX**

The Medication Adherence Solution

Safe Harbor

This presentation contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbors created thereby. Statements that are predictive in nature, that depend upon or refer to future events or conditions, that discuss our plans or that include words such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "predict," "potential," "continue" and similar expressions, including statements regarding our current initiatives and sales strategies, are forward-looking statements.

Because these forward-looking statements involve risks and uncertainties, our actual results, performance or achievements could differ materially from those discussed in this presentation. These risks include, but are not limited to, our need for additional financing, our history of negative cash flow from operations, the impact of government regulations to which we are subject, and our lack of business diversification. Additional information concerning these and other risks and uncertainties can be found under the heading "Risk Factors" in our annual reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006 filed on May 4, 2007. Statements in this presentation should be evaluated in light of these important factors.

All forward-looking statements reflect our beliefs and expectations as of the date of this presentation and should not be relied upon as representing our views as of any subsequent date. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise.

Confidential and Proprietary

Corporate Overview

- **InforMedix Holdings, Inc. ("InforMedix")** has developed the **Med-eXpert™ System**, an Internet-based communication system, which provides data analytics, and a dynamic database software platform to monitor patient medication adherence and health status.
- InforMedix holds a robust series of **pioneering art patents** (15 issued and 14 pending) in the two-way interactive communication market space to prompt, monitor and report patient medication adherence and health status.
- At the present time, InforMedix has adapted these patents to analyze patient data, and links patients to staffed monitoring centers, loved ones, and pharmacists, **enabling caregivers to monitor patients' medication adherence and health status in real-time**.
- Through the use of the Med-eXpert System, InforMedix has consistently proven the ability to significantly increase patient health through increased medication adherence, wherein patient adherence levels increase **from the normal 38%-50% to levels ranging from 90% to 96 %.**

Corpororate Overview *(continued)*

- InforMedix has **two product lines** in the medication adherence space which utilize the Med-eXpert System. These product lines are:
  - The **Med-eMonitor™**, a portable, interactive, "smart pillbox," which stores and/or manages up to 25 medications, while tracking patients' adherence to their medications and care plans, and
  - The **Med-ePhone™**, (in development and testing) which prompts, monitors and records medication adherence and health status assessment delivered to patients over mobile phones and landlines using Interactive Voice Response Systems (IVRS).
- InforMedix uses **several marketing channels**, including insurers, disease management organizations, the Internet, and retail distributors, to target customers: seniors; chronic illness patients; adult children with aging parents, and aging baby boomers.

Product Overview



Med-eMonitor and Med-ePhone

Med-eXpert

Patient devices organize and deliver medication alerts and real-time information. Prompt and record medication adherence and health status information

Two-way communication over patient's standard phone line or wireless mobile phone

Web-enabled real-time care plan selection for each patient by care manager

Web-enabled reports to care manager and/or loved ones by: e-mail, text message, and fax if missed meds or decline in health

Confidential and Proprietary

Med-ePhone IVRS

- **Inexpensive method to remind participants** to take their medications and record/monitor adherence over mobile phones, PDA/cellphones and landlines
- Prompt/record answers to **simple health status queries**
- Branching logic allows a participant to **identify reasons that they do not take their medications**
- **Simple web enrollment** provides adherence data via Med-eXpert – sends e-mails and text messages if meds missed or health declines
- Med-eXpert also provides **detailed reports** via the Web

Confidential and Proprietary

Med-eXpert Monitoring


Patients
InforMedix
Med-eXpert
Monitoring Center(s)
Medical Professional
Pharmacist
Family Member
Ambulance

ADT and XLHealth

- **March 2007**: ADT and XLHealth team with InforMedix to use its digital technology for monitoring medication adherence of participants in a Medicare program.

ADT/XLHealth/InforMedix Paradigm



Patient prompted to answer questions
Enter Your Blood Pressure
Response =175/100
Patient Contacted
Participant Alert Report is Reviewed
Med-eMonitor determines the entered value is critical
Care Givers receive alert Emails, SMS messages, phone call or pager
Caregiver Contacted
Call Center receives alert
Med-eMonitor contacts Med-eXpert
Med-eXpert

Confidential and Proprietary

Med-eXpert Monitoring by ADT/XLHealth

https://demo1.med-emonitor.com - Med-eMonitor Call Center - Microsoft Internet Explorer

MED-eMONITOR

Logout | Admin | Manager | Caregiver | Sponsor | Pharmacist | Call Center



Username: Remie Smith
Login Date/Time: 10/31/2006 8:08 PM GMT

Call Center Functions

Management:

- Patient Alerts by ID
- Patient Alerts All

Reporting:

- Participant Status
- Participant Status All

Manage Patient Alerts

Name: **Robert Marley**
Device: **000257**

	ID	Alert Date	Alerts with Event Timestamp	Workflow
ADT	52	09/25/2006	09/25/2006 11:39AM UNABLE TO TAKE PILL **Glyburide-Metformin 2.5/500 mg (Drawer is Empty!)** 09/25/2006 2:39PM MISSED MEDICATION **Glyburide-Metformin 2.5/500 mg** 09/25/2006 2:39PM QUESTION ANSWERED *Please enter your Glucose reading on the scale below. Please round to the nearest value.* Response: **45** 09/25/2006 2:39PM QUESTION ANSWERED *Please enter your resting heart rate.* Response: **110**	Hide workflow 10/31/2006 8:10:35 PM remie **Changed Ownership to: Monitoring Center** 10/31/2006 8:10:34 PM remie **Changed Ownership to: Not Assigned** 10/31/2006 8:10:32 PM remie **Changed Ownership to: Clinical Care Center** 10/31/2006 8:10:31 PM remie **Changed Ownership to: Monitoring Center** 10/31/2006 8:10:29 PM remie **Changed Ownership to: Not Assigned** 10/3/2006 5:05:50 PM remie **I spoke with the patient and he is calling his doctor.**
XLHealth	46	08/29/2006	07/05/2006 2:15PM QUESTION ANSWERED *Please enter your resting heart rate.* Response: **118**	Hide workflow 10/31/2006 8:10:44 PM remie **Changed Ownership to: Clinical Care Center** 10/31/2006 8:10:41 PM remie **Changed Ownership to: Monitoring Center** 10/31/2006 8:10:39 PM remie

Internet

Med-eXpert - *Proven to Perform*

Peer-Reviewed Medical Journals Show Proven Results

- More than **98%** satisfaction of caregivers,
- **97%** satisfaction of patients in schizophrenia,
- **95%** medication adherence rate in schizophrenics,
- **94%** medication adherence rate in heart disease,
- **96%** protocol adherence rate in heart disease patients,
- **92%** medication and protocol adherence rates in diabetics,
- HbA1c reduced by **18.5%** in three months, and
- **81%** medication adherence rates in HIV+, drug abusing, mentally ill, near-homeless patients.

Confidential and Proprietary

Tens of Millions of Americans Taking

Multiple Medication Cocktails for...

- Heart Disease, Stroke Prevention, Heart Failure
- Diabetes with high blood pressure
- HIV/AIDS
- Solid Organ Transplantation
- Chronic Obstructive Pulmonary Disease
- Alzheimer's Disease
- Schizophrenia
- Bipolar disease

Market Opportunities

- One in six Americans (**50 million people**), take three or more medications per day.
- Medicare outpatients spent approximately **22%** of their income on health care, in 2003.
- Baby boomers currently comprise **29%** of the U.S. population.
- Medication non-adherence costs the U.S. economy **$300 billion annually.**
- The expected market for home health monitoring technologies is expected to reach **$2.1 billion by 2010, and $35 billion by 2015**.

* Sources: *Psychiatric Times, AARP Public Policy Institute, American Public Health Association, Parks Associates, Forrester Research*

Confidential and Proprietary

Med-eMonitor Benefits to Medicare, Health Plans, and Disease Management Organizations

- Unnecessary hospitalization resulting from medication non-adherence amounts to **$100 billion annually in the U.S.**

- Failure to take medication as prescribed causes:
  - **10%** of total hospital admissions
  - **33%** of Chronic Heart Failure (CHF) hospital admissions
  - **75%** of Schizophrenia admissions
  - **22%** of nursing home admissions
  - **$300** billion annually in unnecessary healthcare costs

- Bottom Line: **Published Medical Research documents that improved medication adherence reduces costs and improves health outcomes. Med-eXpert has repeatedly improved medication adherence rates to greater than 90%**

** Sources: NEJM, National Pharmaceutical Council, Archives of Internal Medicine, NCPIE, American Public Health Association*

Confidential and Proprietary

Medicare Hospital Cost Savings Example

Medicare Short Stay Hospitalizations (includes Schizophrenia, Diabetes with co-morbidities (i.e. Heart Disease), and Congestive Heart Failure):

$8,107,820,942	Medicare Costs under Current Rates of Medication Adherence
47.3%	Projected % of Hospital Cost savings with InforMedix medication adherence systems

Conclusion:

$3,794,063,371	Estimated Medicare Short Stay Hospitalization Savings with improved medication adherence based on InforMedix's proven levels.

Confidential and Proprietary

InforMedix/ADT/XLHealth
Initial Tennessee Medicare Health Support Program
Participant Satisfaction with Med-eMonitor

Device Acceptance:

100% find this device helpful in managing their health status.

Asking patient to rate helpfulness of device:

100% found the Med-eMonitor helped them take their medications more regularly.

93% Helped them learn more about their medications.

100% found the Med-eMonitor helped them remember other things they should do for their health condition.

100% found the Med-eMonitor easy to use .

100% would recommend the Med-eMonitor to others.

93% reported that they found the Med-eMonitor helped them learn useful information about their health condition

Confidential and Proprietary

InforMedix Active Sites Report

XLHealth/ADT – Diabetes with Heart Disease

- 61 enrolled
- 50 Active

UTexas - Schizophrenia

- 49 enrolled
- 4 completed
- 35 active

UCal San Francisco - HIV

- 76 enrolled
- 34 complete
- 17 active

Aetna/Penn Stroke Prevention

- 6 enrolled
- 6 active

ADT/University of Michigan CHF

- Just beginning
- CHF Template Care Plan submitted

Consumer WebSite eStore

- 8 active
- 6 Friends and Family
- 2 consumers

Confidential and Proprietary

Recent Developments and Partnerships

- **April 2007**: Bruce A. Kehr, M.D. appears on live television - FOX National News - to discuss Med-eMonitor, Med-eXpert, and medication non-adherence in the U.S.

- **July 2007**: Bruce A. Kehr, M.D. selected as one of the "100 most inspiring and influential leaders in the life sciences industry" by the readers and editors of PharmaVOICE

- **July 2007**: Med-eMonitor selected by Popular Science as one of the "must have" products for 2007; then features it on television where it is mentioned as the "must have" product

- **August 2007**: Prevention Magazine (circulation 11,000,000) features Med-eMonitor

- **September 2007**: Aetna funds expansion of successful stroke prevention program using Med-eMonitor at University of Pennsylvania – represents fourth order by University of Pennsylvania Health System

- **November 2007**: Bruce Kneeland, 30 Year Veteran of New Product Launches into Pharmacies Joins InforMedix as VP, Pharmacy Product Leasing

Confidential and Proprietary

Recent Developments and Partnerships

- **November 2007**: InforMedix begins to develop Med-ePhone™ its low-cost, mass market IVRS medication adherence solution
- **November 2007**: Med-eMonitor Honored by Consumer Electronics Association as one of four international Innovations 2008 Design and Engineering Awards in the Healthcare category
- **January 2008**: ADT voices commitment to expand use of Med-eMonitor System into multiple new programs, representing multiple new orders from existing customer (Agreement in final legal review)
- **January 2008**: XLHealth requests proposal for Med-ePhone use in up to 1000 patients initially, representing potential second order from existing customer
- **January 2008**: Creative Tecknology to market and sell Med-eMonitor System in Canada
- **January/February 2008**: InforMedix launches pull-through marketing and sales activities at Eaton Apothecary, Southern Pharmacy Cooperative, American Pharmacies

2008 Med-eMonitor Contracts Signed or Pending, and Med-ePhone Proposal Request


Number of Units
3500
3000
2500
2000
1500
1000
500
0
ADT Diabetics MEM
ADT Michigan CHF MEM
ADT 6 to 8 Fortune 500 MEM
XLHealth 1000 MEP
UTexas Schiz. MEM
UCSF HIV MEM
Aetna PENN Stroke MEM
XLHealth ADT Medicare MEM
Total MEM and MEP
Enrollment Goal Med-eMonitor (MEM)
Potential Enrollment Med-eMonitor (MEM)
Enrollment Goal Med-ePhone (MEP)

Confidential and Proprietary

Competitive Advantage

	Plastic Pill Box	Health Buddy	MD.2	HomMed (Honeywell)	MedeMonitor (InforMedix)
Portable	YES	No	No	No	YES
Prompts Medication Adherence	No	No	YES	YES	YES
Monitors Medication Adherence	No	No	YES	YES	YES
Monitors Health Status	No	YES	No	YES *If combined with other Devices*	YES
Monitors Physiologic Functions	No	YES	No	YES *If combined with other Devices*	YES *Physiologic info can be entered directly on MedeMonitor*

Med-eMonitor and Med-ePhone Consumer and Caregiver Benefits

Comfort	Supporting loved ones in taking the right medication, the right dose, the right way at the right time
Security	Be notified within minutes if a loved one misses a medication or is feeling poorly
Improved Lifestyle	Know if there is a need to stop by or call based on real-time information
Peace of Mind	Providing loved ones with the very best solution to help them take their medications properly

Confidential and Proprietary

Med-eMonitor and Med-ePhone Benefits to Pharmacists, Pharmacy Managers and Owners

- Creates a **recurring revenue stream** and protected trade area
- Provides **timely refill reminders** for each of customers' medications
- Provides pharmacy phone number to **facilitate the reorder**
- **Increases customer loyalty**
- Creates **additional floor traffic**, purchases of non-drug items
- **No inventory costs**

Confidential and Proprietary

Channel Partner Sales Strategy

- **Large Home Security Monitoring Companies** *(e.g. ADT, Honeywell, Monitronics, Brinks)*
- **Independent Pharmacies** (e.g. Rodman's), **Pharmacy Cooperatives** (e.g. Southern Pharmacy Cooperative, American Pharmacies), and National/Regional Chains (e.g. Eaton Apothecary)
- **Personal Emergency Response Companies** *(e.g. ADT, LifeLine, Tunstall)*
- **Retail Marketing Companies** *(e.g. Creative Tecknology, Internet-based medication dispenser and homecare product sites, self-pay homecare companies, caregiver support companies)*
- **Telecom Companies for Med-ePhone** *(e.g. ATT Wireless)*

InforMedix Website Sales Strategy

- Search Engine Optimization
- Pay-per-click
- One click eStore purchases

Confidential and Proprietary

Additional Initiatives

- The Company has implemented a consumer website and is adding **search engine optimization** and pay-per-click features, and “one-click ordering” on its e-storefront.

- The Company has launched a **third party reimbursement strategy to obtain Medicare Reimbursement**. In June 2007 the Senate Appropriations Committee called on CMS (The Center for Medicare and Medicaid Services) to promote home health monitoring technologies through “consistent, comprehensive reimbursement policies”.

- **Access to almost 600 contracted pharmacies** to date through Southern Pharmacy Cooperative, Eaton Apothecary, and American Pharmacies lays the foundation for distribution following potential third party reimbursement approval.

Financial Highlights

InforMedix Holdings, Inc.

Financial Highlights as of December 31, 2007

(Preliminary Year-End Financial Statements *(See Note below)*

BALANCE SHEET		
Assets:		
Cash and Cash Equivalents	$	354,357
Accounts Receivable		71,255
Inventory		310,537
Prepaid and Deposits		43,565
Fixed Assets Net of Depreciation		60,122
Other		4,809
Total Assets	$	844,645
Laibilities:		
Accounts Payable	$	426,643
Accrued Expenses & Compensation		114,948
Deferred Revenues		6,875
Total Liabilities	$	548,466
Equity	$	296,179
Total Liabilities and Equity	$	844,645

PROFIT/(LOSS) STATEMENT		
Revenues	$	304,849
Cost of Goods Sold		181,525
Gross Margin	$	123,324
Operating Expenses:		
Cash Expenses	$	2,262,905
Financing Related Expenses		419,620
Non-Cash Expenses (Options/Warrants)		1,941,313
Non-Cash Expenses (Shares to Consultants		46,250
Depreciation/Amortization		34,187
Total Expenses		4,704,275
EBIT	$	(4,580,951)
Interest Income/(Interest Expense)		3,065
Net Income/(Loss)	$	(4,577,886)

MEMO:		
	Operating Cash Burn/Mo in 2007	188,575
	2008 Est'd Monthly Optg Cash Burn	[illegible]

NOTE: The above year end 2007 financial information is based on pre-final and pre-audit Trial Balance Information, and as such is subject to change. Certain Black Sholes accounting adjustments remain to be included, as well as certain year-end write-offs for Accounts Payable such negotiated settlements, and other adjustments pending year-end billings received in January.

Management

BRUCE KEHR, M.D.
Founder, Chief Executive Officer & Chairman of the Board

- Inventor of InforMedix's IP – 15 issued and 14 pending patents
- Chairman of the Board of the Institute on Aging at the University of Pennsylvania
- Selected as one of the "Top 100 Most Inspiring and Influential Leaders in the Life Sciences Industry," by the readers and editors of PharmaVOICE
- Founder and President of Contemporary Psychiatric Services, a psychiatric group practice
- Author and lecturer in the field of medication adherence
- Expert in the field of medication non-adherence
- Forensic consultant in neuropsychiatry and traumatic brain injury

HARRY M. STOKES
Senior Vice President & Chief Financial Officer

- Over 25 years of experience managing national and international organizations holding assets from $5 million to $1 billion
- Former President of Privately Held Company ; Vice President of various privately-held and/or publicly held companies.
- Former Managing Director of HMS & Associates, a consulting firm representing high net-worth individuals and privately held organizations

Confidential and Proprietary

Management

RANDY DULIN

Senior Vice President of Operations and Direct Sales

- Former Vice President of Sales & Marketing at Database Publishing Group, a leading provider of technology-based information services to medical societies, pharmaceutical and medical device companies. Built and led the sales and marketing teams, and re-positioned the company product line. Under his leadership, sales increased 100 percent.
- Former Executive Vice President of Marketing & Sales, and later President and Director, of HealthOnline, Inc., a web solutions provider for large regional healthcare systems.

BRUCE KNEELAND

Vice President, Pharmacy Product Sales

- Former VP Retail Sales and Services, General Manager Family Pharmacy, AmerisourceBergen (NYSE: ABC). Developed and managed sales and marketing programs for a 150 person sales force that generated $5.5 billion worth of sales to 6000 regional chain and independent pharmacies
- Former Director of Marketing for True Quality Pharmacies, an 88 unit pharmacy chain. Led all advertising, OTC purchasing, merchandising, new store set-up and private label sales.
- Former VP Marketing & Franchise Sales at Health Mart Inc. Hired, trained and managed the sales efforts of twelve Health Mart district sales managers. Increased sales from $44 million to $139 million in one year, while serving as the Franchise Compliance Officer and primary franchise sales closer.

Confidential and Proprietary

Management

MICHAEL GAVIN
Vice President of Research & Development

- Over 20 years of experience in new product development and clinical assessment. Direct responsible for the creation, development, clinical testing, and manufacturing scale-up of medical devices, including in-vitro diagnostics devices, disposable medical devices, laboratory based clinical chemistry, and hematology systems.
- Managed the design, development, clinical testing, and regulatory submissions for the first home use prothrombin time monitor to be approved by the FDA.

REMIE J. SMITH
Director Software Development

- Over 23 years experience in medical software product development with specialization in project management, software lifecycle development, and verification/validation.
- Successfully led numerous major medical software and WEB projects to commercial products. His technique for making goals measurable and repeatable provides the mechanics for success.
- Extensive experience in FDA regulations including CFR 21 Part 11 and HIPAA compliance. Accomplishments include seven end-to-end medical product launches and three vertical web applications.

Home Health Technology Companies Recently Acquired

- **HomMed,** acquired by **Honeywell** –
  - HomMed is a home physiologic monitoring company with a principal market of home health care companies. Their current product mix includes a large bedside medication dispenser.
  - Honeywell provides home security devices and with the acquisition of HomMed is similar to ADT in offering a broadened capability of security and health monitoring.
- **Life Line,** acquired by **Phillips Electronics** –
  - Life Line is a personal emergency response company, which provides alerts to family members, nurses and other designated individuals in the event an event occurs requiring immediate attention.
  - Phillips NA has repositioned their entire corporate focus to the home health technology market place.
- **Health Hero,** acquired by **Bosch GmBH** –
  - Health Hero develops and sells the "Health Buddy" technology that allows remote monitoring and management of patient diary and physiologic health data. The Company holds 63 issued patents.
  - Bosch's acquisition of Health Hero represents a further expansion into the European Tele-health market, where there is a huge potential for growth.

Confidential and Proprietary

Contact Information

InforMedix Holdings, Inc.

Georgetowne Park
5880 Hubbard Drive
Rockville, MD 20852

Telephone: 301-984-1566
Website: www.informedix.com

Confidential and Proprietary